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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT


                          Commission File No. 000-28749

                               FREEDOM SURF, INC.

                 (Name of Small Business Issuer in Its Charter)

             Nevada                                         88-0446457
  (State or Other Jurisdiction of                           (IRS Employer
  Incorporation or Organization)                        Identification Number)

           207 W. 138th St.
           Los Angeles, CA                                       90061
(Address of Principal Executive Offices)                       (Zip Code)

                                 (310) 352-3300
                           (Issuer's Telephone Number)

          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                         Common Stock, par value $0.001
                                (Title of Class)




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FORWARD LOOKING STATEMENTS

Freedom Surf, Inc., ("Freedom Surf, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          5

Item 6.  Resignation of Registant's Directors                                  5

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     6

                                        3




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   Item 1.  Changes in Control of Registrant

Not Applicable

   Item 2.  Acquisition or Disposition of Assets

Not Applicable

   Item 3.  Bankruptcy or receivership

Not Applicable

   Item 4.  Changes in Registrant's Certifying Accountant

Not Applicable

   Item 5.  Other Events

None

   Item 6.  Resignation of Registrant's Directors

On August 10, 2000, Raece Richardson resigned as President, Chief Executive Officer and Director. He was replaced by Rick Songer as President, Chief Executive Officer and will continue as a director of the Company.

Rick Songer has been President and Chief Operating Officer of Southern California Logo, Inc. prior to its acquisition by Freedom Surf, Inc., founded Southern California Logo, Inc. in 1985 and has headed the manufacturing and marketing arms for that company since its inception. In the early years, Southern California Logo became a top supplier of wardrobe and related products to the motion picture industry. In more recent years, Rick has expanded the customer base of the company into promotional products for many major corporations and has done private labeling for numerous major brands. The company's most recent venture has provided products for the surf and skateboard industry. Mr. Songer was prior to his involvement with Southern California Logo, an executive in the pharmaceutical industry and is a 1969 graduate of Virginia Tech. He and his family have resided in Southern California since 1981.

Holly Richardson was named to replace Raece Richardson as a director by the Board of Directors until the next annual meeting of shareholders.

Ms. Richardson was from 1988 through 1993 the major shareholder and a director of Zan Plum Proprietary, Ltd., a Sydney, NSW, Australia fashion accessories company distributing its products throughout Australia and South East Asia. She developed the product range and managed the national sales force. She attended Mount San Jacinto College in San Jacinto, California, followed by studies at the Alliance Francaise in Paris, France. During 1986 through 1988, Ms. Richardson set up a distribution network of surf related products in Europe. Following the sale of Zan Plum in 1993, Ms. Richardson was with Hypersearch, licensee to Rip Curl mountain wear products manufacturing skis, snowboards and related apparel. Her responsibilities included all aspects of developing and launching the product, creating and training a sales force and maintaining the high profile image of Rip Curl. After 1996, Ms. Richardson became a direct employee of Rip Curl managing and supervising their entire watch and accessory division. During the late ninties, she opened a chain of six retail stores in Southern California selling surf related products. She will bring her marketing and organizational talents to the Company and will be an active member of the Board of Directors.

John Cruickshank had previously been named a director until the next annual meeting of shareholders.

John Cruickshank is Senior Vice President of Senior Care Industries, Inc. in Laguna Beach, California, is a graduate of the University of Vermont and Boston College Law School. For the last several years prior to joining Senior Care, he had been acting as a business consultant in the offices of Lawrence R. Young & Associates, P.C., a law firm in Downey, California. Mr. Cruickshank brings over 30 years of business experience to the Company and is expected to be actively engaged as a director.

   Item 7.  Financial Statements and Exhibits

Not Applicable

   Item 8.  Change in Fiscal Year

Not Applicable

   Item 9.  Change in Security Rating

Not Applicable

                                        4

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                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                               Freedom Surf, Inc.
                                  (Registrant)


Dated: August 11, 2000

/S/ Rick Songer
-----------------------------------
Rick Songer
Chief Executive Officer & Director



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